UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   February 4, 2020

______________

INTERUPS INC.

(Exact name of registrant as specified in its charter)

______________

Nevada	333-182956	48-1308920
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

90 STATE STREET, SUITE 700, OFFICE 40, ALBANY, NY 12207

(Address of Principal Executive Office) (Zip Code)

(929) 376-9679

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01—OTHER EVENTS

Registrant has made some advancement in structuring its Air India acquisition bid attempt.

(1)

Registrant appointed Deloitte as Transaction Adviser. Deloitte shall be conducting Financial Due Diligence and GAAP Reconciliation for the Registrant to be able to present target acquisition financial details in its filings;

(2)

AZB & Partners are engaged as Legal Advisers and Jones Lang Lasalle India (“JLL India”) is appointed to conduct Asset Due Diligence and Valuation;

(3)

Transaction Structure (Summary Notes)  -

(a)

49% of the transaction money shall be out of the Registrant’s US investors' Self-Directed Retirement Asset Accounts, 51% of which shall be from Non-Resident Indians (“NRIs”) or Persons of Indian Origin (“PIOs”).

AIR India may become a very valuable & pride acquisition for these individuals with the Indian Government absorbing substantial portion of debt, Air India holding some enviable assets (routes, country specific passenger loads, aircrafts, landing and parking slots and experienced pilots & handling staff, etc.) and net investment for these retirement asset holders being just around 60% to 70% of the original dollars they put (as they would defer taxes on qualified retirement asset contributions by 30-40% in the U.S.).

(b)

26% shall be from our Strategic Investors and Institutional Clients.  A portion shall be retained by Interups as consortium member, which would be 1/10th of the minimum aggregate investment to be brought in by consortium members as stipulated by the Government. This means INR 350 Cr or        US $50 Million. (Persons of Indian Origin and NRIs own approximately 70% of the Registrant’s equity.)

(c)

49% from Retirement Asset Accounts and 26% from Strategic Investors & Institutions shall be offered 49% equity into the Special Purpose Vehicle (“SPV”) that bids for Air India.

(d)

Registrant shall bring in the balance through an Infrastructure Investment Trust (“InvIT”), Alternative Investment Fund (“AIF”) and SPV that it plans to structure in India to satisfy the government’s domestic participation guidelines. The Resident Indian Investment Manager that must hold not less than 51% Equity and two thirds of Board Room and Management Control shall be managing these Structures (InvIT, AIF and SPV).

Registrant intends to segregate infrastructure and other operational assets. The SPV that holds AIR INDIA shall be the sponsor to the InvIT to the extent that the Registrant intends segregating certain infrastructure assets from the mainstream company from other classes of assets. Air India’s Staff shall be one Sponsor Group and they will gain the opportunity to monetize their equity as the Registrant intends to take the InvIT and SPV to the public in the future, if successful in acquiring the target.

(e)

The InvIT shall appoint the Project Management Company (“PMC”) that will function as Airline Operator. This PMC will have the staff and management of Air India on its rolls, ensuring continuance of employee run operations with the Registrant extending its strategic support financially and otherwise.

THERE IS NO GUARANTEE THAT THE TRANSACTION WILL CONSUMMATE AT ALL IF THE DUE DILIGENCE FAILS FOR ANY REASON. THERE IS NO GUARANTEE THAT THE REGISTRANT WILL BE ABLE TO SUCCESSFULLY ARRANGE MONIES AND CARRY THE TRANSACTION THROUGH CLOSURE. THERE IS NO GUARANTEE THAT REGISTRANT WILL BE EARNING THE ANTICIPATED INCOME EVEN IF THE TRANSACTION CLOSES SUCCESSFULLY. THERE IS NO GUARANTEE THAT SERVICE PROVIDERS WILL BE ABLE TO EFFICIENTLY STRUCTURE THE TRANSACTION. THE GOVERNMENT MAY NOT QUALIFY THE REGISTRANT AND ITS CONSORTIUM MEMBERS AS QUALIFYING BIDDERS. THE GOVERNMENT MAY ALSO NOT RECOGNIZE CERTAIN ASSETS THAT REGISTRANT WANTS TO CLASSIFY AS INFRASTRUCTURE ASSETS AND/OR THR SECURITIES EXCHANGE BOARD OF INDIA MAY NOT APPROVE REGISTRATION OF THE INVIT. NEED MAY ARISE FOR CERTAIN TRANSACTION STRUCTURES IN THE USA TO BE REGISTERED WITH THE SEC IN WHICH CASE THE TRANSACTIONS MAY TURN MORE COMPLEX AND TIME CONSUMING TO HANDLE, FORCING INVESTORS AND/OR THE TARGET ACQUISITION TO WALK AWAY FROM THE TRANSACTION.

FAILURE TO CONCLUDE THE TRANSACTION OR SHORTFALL OF ANTICIPATED INCOME AND/OR INEFFICIENT STRUCTURE ADVISED SHALL MEAN LOSS OF TIME, MONEY, RESOURCES AND OPPORTUNITY INVESTMENT LOSS, VALUE AND INCOME THAT THE REGISTRANT OTHERWISE WOULD GAIN IF IT PURSUES SOME OTHER TRANSACTIONS. IT WOULD ALSO MEAN COMPLETE LOSS OF CAPITAL, INCOME AND OTHER OPPORTUNITY EARNINGS FOR THE INVESTORS.

ANY BUSINESS WILL BE SUBJECT TO RISKS AND THOUGH THE REGISTRANT MAY INTEND TO FORESEE ALL SUCH RISKS FOR MITIGATION, THERE IS A POSSIBILITY THAT CERTAIN RISKS MAY ESCAPE FORESIGHT IN THE CONDUCT OF THE TRANSACTION NOTIFIED THROUGH THIS FILING.

There may be material, seen/foreseen/unseen, listed/unlisted business, management, operations, geographic, economic, financial, legal, technical and other risks associated with the target and the conduct of business itself even if the Registrant follows enough care in mitigating such risks for conclusion of the transaction. Registrant and its affiliates, customers, investors, vendors and any other persons associated with the Registrant including common shareholders and the public in interest may have severe impact due to the effects that these risks may have upon the Registrant in its conduct and operations.

FORWARD LOOKING STATEMENTS

This Report on Form 8-K includes both historical and forward-looking statements, which includes information relating to future events, future financial performance, strategies, expectations, competitive environment and regulations. Words such as “may,” “shall”, “should,” “could,” “would,” “predicts,” “potential,” “continue,” “expects,” “anticipates,” “future,” “intends,” “intending”, “contemplating”, “plans,” “believes,” “estimates,” “hopefully” and similar expressions, as well as statements in future present and past continuous tenses, identify forward-looking statements. Such statements are intended to operate as “forward-looking statements” of the kind permitted by the Private Securities Litigation Reform Act of 1995, incorporated in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). That legislation protects such predictive statements by creating a “safe harbor” from liability in the event that a particular prediction does not turn out as anticipated. Forward-looking statements should not be read as a guarantee of future performance or results and will probably not be accurate indications of when such performance or results will be achieved. Forward-looking statements are based on information we have when those statements are made, or on our management’s good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements.

The inclusion of the forward-looking statements should not be regarded as a representation by us, or any other person, that such forward-looking statements will be achieved. You should be aware that any forward- looking statement made by us in this Report on Form 8-K, or elsewhere, speaks only as of the date on which we make it. We undertake no duty to update any of the forward-looking statements, whether as a result of new information, future events or otherwise. In light of the foregoing, readers are cautioned not to place undue reliance on the forward-looking statements contained in this Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERUPS INC.

February 4, 2020	By	/s/Laxmi Prasad
Laxmi Prasad, Chairman